13. LOANS PAYABLE	24 Months Ended
Dec. 31, 2020
Notes
13. LOANS PAYABLE

13.   LOANS PAYABLE

During the year ended December 31, 2020, the Company entered into a loan agreement with a third party for a secured loan in the amount of $1,000,000. The Loan is for a term of one year from the date of receipt of the funds, bears interest at a rate of 10% per annum and is secured with all of the present and after-acquired property of the Company. The loan is subject to an interest reserve of $100,000 held back from the loan advance. The Company has the right to repay all or any portion of the loan at any time without penalty. The Company paid a loan application fee in the amount of $30,000 and issued 3,480,000 bonus shares with a fair value of $52,500, which was recorded against the carrying value of the loan. During the year ended December 31, 2020, the Company recorded $78,904 as interest expense and recorded $64,158 as accretion expense on the loan which was been included in finance cost in the consolidated statements of operations and comprehensive loss.

During the year ended December 31, 2020, the Company received a Canada Emergency Business Account loan of $40,000 to be repaid on or before December 31, 2025. The loan is interest-free until December 31, 2022. Thereafter, the outstanding loan balance will bear interest at the rate of 5% per annum.